Exhibit 99.2

Supplemental Investor Package

Third Quarter 2014
Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	September 30,				September 30,				December 31,
($ in thousands, except per share data)	2014				2013				2013
	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain
Invested Assets:
Corporate bonds 1	$2,585,882		2,590,023	44,665	$2,533,612		2,540,760	41,013	$2,595,256		2,601,556	27,812
Government and Municipal bonds	1,717,838		1,731,805	58,036	1,521,782		1,541,201	47,265	1,513,159		1,530,961	38,106
Total fixed income securities	4,303,720		4,321,828	102,701	4,055,394		4,081,961	88,278	4,108,415		4,132,517	65,918
Equities	211,266		211,266	30,847	180,506		180,506	22,183	192,771		192,771	37,420
Short-term investments	181,593		181,593	-	172,087		172,087	-	174,251		174,251	-
Other investments	106,548		106,548	-	108,073		108,073	-	107,875		107,875	-
Total invested assets	$4,803,127		4,821,235	133,548	$4,516,060		4,542,627	110,461	$4,583,312		4,607,414	103,338

Invested assets per $ of stockholders' equity	3.79				4.02				3.97

Total assets	6,577,419				6,266,345				6,270,170

Liabilities:
Reserve for loss and loss expenses	3,445,706				3,316,291				3,349,770
Unearned premium reserve	1,143,979				1,111,539				1,059,155

Total liabilities	5,310,494				5,142,136				5,116,242

Stockholders' equity	1,266,925				1,124,209				1,153,928

Total debt to capitalization ratio	23.6%				25.9%				25.4%

Book value per share	22.45				20.16				20.63

Book value per share excluding unrealized gain or loss on bond portfolio	21.48				19.44				20.15

NPW per insurance segment employee	896				895				908

Statutory premiums to surplus ratio	1.4	x			1.5	x			1.4	x

Statutory surplus	1,323,097				1,194,797				1,256,431

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		Quarter Ended September 30,				Nine Months Ended September 30,
	($ in thousands, except per share amounts)	2014		2013		2014		2013
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$515,358		$486,813		$1,531,278		$1,415,707
	Operating income	43,262	0.76	23,922	0.42	82,935	1.44	67,819	1.20
	Net realized gains, after tax	9,900	0.17	8,731	0.15	17,542	0.31	14,261	0.25
	Income from continuing operations	53,162	0.93	32,653	0.57	100,477	1.75	82,080	1.45
	Loss on discontinued operations, after tax	-	-	-	-	-	-	(997)	(0.02)
	Net income	53,162	0.93	32,653	0.57	100,477	1.75	81,083	1.43
	Operating return on equity	13.8%		8.6%		9.1%		8.2%

	Total Insurance Operations
	Gross premiums written	598,638		592,902		1,742,530		1,685,768
	Net premiums written	495,121		492,748		1,451,694		1,405,049
	Net premiums earned	462,639		437,568		1,382,759		1,284,760
Underwriting gain	- before tax	34,437		10,151		39,506		26,795
	- after tax	22,384	0.39	6,598	0.12	25,679	0.45	17,417	0.31
	GAAP combined ratio	92.6%		97.7%		97.1%		97.9%

	Total Standard lines
	Net premiums earned	426,520		405,676		1,279,830		1,192,762
	GAAP combined ratio	91.6%		97.5%		96.9%		97.6%
	Standard Commercial lines
	Net premiums earned	352,143		330,962		1,056,091		971,464
	GAAP combined ratio	92.1%		97.3%		96.2%		97.5%
	Standard Personal lines
	Net premiums earned	74,377		74,714		223,739		221,298
	GAAP combined ratio	89.2%		98.2%		100.0%		98.0%
	Excess and Surplus lines
	Net premiums earned	36,119		31,892		102,929		91,998
	GAAP combined ratio	103.8%		100.0%		100.4%		102.4%

	Investments
Net investment income	- before tax	34,292		32,457		106,600		99,330
	- after tax	25,765	0.45	24,510	0.43	79,672	1.39	75,049	1.32
	Effective tax rate	24.9%		24.5%		25.3%		24.4%
	Annualized after-tax yield on investment portfolio					2.3%		2.3%
Annualized after-tax, after-interest expense yield						2.0%		1.9%
	Invested assets per $ of stockholders' equity					3.79		4.02

	Other expenses (net of other income)
Interest expense	- before tax	(5,558)		(5,570)		(16,544)		(16,971)
	- after tax	(3,613)	(0.06)	(3,620)	(0.06)	(10,754)	(0.19)	(11,031)	(0.19)

	Other Expense - after tax	$(1,274)	(0.02)	$(3,566)	(0.07)	$(11,662)	(0.21)	$(13,616)	(0.24)

	Diluted weighted avg shares outstanding	57,406		56,900		57,286		56,719

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results
(Unaudited)

Third Quarter
($ in thousands)	Quarter Ended September 30, 2014					Quarter Ended September 30, 2013

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	376,438	79,048	455,486	39,635	495,121	376,373	80,800	457,173	35,575	492,748
Net Premiums Earned	352,143	74,377	426,520	36,119	462,639	330,962	74,714	405,676	31,892	437,568
Loss and Loss Expense Incurred	201,352	45,137	246,489	24,443	270,932	209,771	52,926	262,697	20,620	283,317
Net Underwriting Expenses Incurred	121,864	21,203	143,067	13,047	156,114	111,089	20,426	131,515	11,259	142,774
Dividends to Policyholders	1,156	-	1,156	-	1,156	1,326	-	1,326	-	1,326
GAAP Underwriting Gain (Loss)	27,771	8,037	35,808	(1,371)	34,437	8,776	1,362	10,138	13	10,151

GAAP Ratios
Loss and Loss Expense Ratio	57.2%	60.7%	57.8%	67.7%	58.6%	63.4%	70.8%	64.8%	64.7%	64.7%
Underwriting Expense Ratio	34.6%	28.5%	33.5%	36.1%	33.8%	33.5%	27.4%	32.4%	35.3%	32.7%
Dividends to Policyholders Ratio	0.3%	0.0%	0.3%	0.0%	0.2%	0.4%	0.0%	0.3%	0.0%	0.3%
Combined Ratio	92.1%	89.2%	91.6%	103.8%	92.6%	97.3%	98.2%	97.5%	100.0%	97.7%

Year to Date
($ in thousands)	Year to Date September 30, 2014					Year to Date September 30, 2013

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	1,119,648	224,567	1,344,215	107,479	1,451,694	1,080,213	228,215	1,308,428	96,621	1,405,049
Net Premiums Earned	1,056,091	223,739	1,279,830	102,929	1,382,759	971,464	221,298	1,192,762	91,998	1,284,760
Loss and Loss Expense Incurred	660,523	162,027	822,550	66,723	889,273	614,226	157,722	771,948	60,812	832,760
Net Underwriting Expenses Incurred	351,781	61,617	413,398	36,639	450,037	329,224	59,216	388,440	33,372	421,812
Dividends to Policyholders	3,943	-	3,943	-	3,943	3,393	-	3,393	-	3,393
GAAP Underwriting Gain (Loss)	39,844	95	39,939	(433)	39,506	24,621	4,360	28,981	(2,186)	26,795

GAAP Ratios
Loss and Loss Expense Ratio	62.5%	72.4%	64.3%	64.8%	64.3%	63.2%	71.3%	64.7%	66.1%	64.8%
Underwriting Expense Ratio	33.3%	27.6%	32.3%	35.6%	32.5%	34.0%	26.7%	32.6%	36.3%	32.8%
Dividends to Policyholders Ratio	0.4%	0.0%	0.3%	0.0%	0.3%	0.3%	0.0%	0.3%	0.0%	0.3%
Combined Ratio	96.2%	100.0%	96.9%	100.4%	97.1%	97.5%	98.0%	97.6%	102.4%	97.9%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
September 2014 (unaudited)

	Quarter Ended		%	Year to Date		%
($ in thousands, except per share data)	September 2014	September 2013	Increase (Decrease)	September 2014	September 2013	Increase (Decrease)
Investment Income:
Interest:
Fixed Income Securities	$30,706	30,569	0	$95,515	90,956	5
Short-term	15	21	(29)	48	102	(53)
Other Investments:
Alternative Investments	3,906	2,639	48	12,677	10,748	18
Other	-	-	N/M	-	(638)	N/M
Dividends	1,909	1,341	42	5,094	4,422	15
	36,536	34,570	6	113,334	105,590	7

Investment Expense	2,244	2,113	6	6,734	6,260	8

Net Investment Income Before Tax	34,292	32,457	6	106,600	99,330	7

Tax	8,527	7,947	7	26,928	24,281	11

Net Investment Income After Tax	$25,765	24,510	5	$79,672	75,049	6

Net Investment Income per Share	$0.45	0.43	5	$1.39	1.32	5

Effective Tax Rate	24.9%	24.5%		25.3%	24.4%

Average Yields :

Fixed Income Securities:
Pre Tax				3.03%	3.07%
After Tax				2.27%	2.32%

Portfolio:
Pre Tax				3.03%	2.99%
After Tax				2.26%	2.26%

	Quarter Ended:			Year to date:
Net Realized Gains (Losses)	September 2014	September 2013		September 2014	September 2013
Fixed Income Securities	662	626		1,446	2,188
Equity Securities	14,568	12,885		25,541	22,539
Other Investments	1	(80)		1	(2,787)

Total	15,231	13,431		26,988	21,940
Net of Tax	9,900	8,731		17,542	14,261

As of September 30, 2014 year-to-date new money rates for fixed income securities were 2.6% on a pre-tax basis and 2.1% on an after tax-basis.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Quarter Ended September 2014 (unaudited)

($ in thousands)	Net Premiums Written	Percent Change	Net Premiums Earned	Percent Change	Loss Ratio	LAE Ratio	Underwriting Expense Ratio	Dividends to Policyholders Ratio	Combined Ratio 2014	Combined Ratio 2013	Underwriting Gain/(Loss)
Standard Personal Lines:

Homeowners	$38,402	3.2%	$33,957	4.9%	46.3%	7.1%	33.4%	0.0%	86.8%	99.6%	$3,018
Auto	38,926	(1.9)%	37,695	(2.1)%	58.6%	8.8%	32.9%	0.0%	100.3%	107.4%	(537)
Other (including flood)	1,719	(56.1)%	2,725	(28.8)%	61.3%	(2.8)%	(193.8)%	0.0%	(135.3)%	(23.6)%	4,463
Total	$79,048	(2.2)%	$74,377	(0.5)%	53.1%	7.6%	28.2%	0.0%	88.9%	97.6%	$6,944

Standard Commercial Lines:

Commerical property	$71,463	2.7%	$61,304	7.5%	38.4%	6.2%	35.4%	(0.1)%	79.9%	67.0%	$8,762
Workers compensation	65,740	(6.7)%	66,732	0.3%	65.0%	16.1%	28.3%	1.8%	111.2%	118.2%	(7,186)
General liability	117,731	1.6%	110,894	9.9%	32.2%	17.8%	34.2%	0.0%	84.2%	96.2%	15,204
Auto	90,600	(1.2)%	83,536	5.6%	53.0%	8.1%	31.7%	0.0%	92.8%	97.1%	3,765
Business owners policies	21,916	7.9%	21,649	10.3%	42.1%	10.6%	37.6%	0.0%	90.3%	102.1%	1,994
Bonds	5,362	3.1%	4,791	1.8%	16.2%	6.4%	63.7%	0.0%	86.3%	80.1%	291
Other	3,628	12.2%	3,237	6.0%	0.7%	0.5%	54.6%	0.0%	55.8%	53.2%	1,218
Total	$376,438	0.0%	$352,143	6.4%	44.5%	12.4%	33.7%	0.3%	90.9%	95.6%	$24,049

Total Standard Operations	$455,486	(0.4)%	$426,520	5.1%	46.0%	11.6%	32.6%	0.3%	90.5%	96.0%	$30,992

E&S	$39,635	11.4%	$36,119	13.3%	51.7%	15.9%	35.3%	0.0%	102.9%	100.5%	$(2,304)

Total Insurance Operations	$495,121	0.5%	$462,639	5.7%	46.5%	11.9%	32.9%	0.2%	91.5%	96.3%	$28,688

Note: Some amounts may not foot due to rounding.

		2014	2013
	Losses Paid	$227,149	$194,340
	LAE Paid	50,339	44,939
	Total Paid	$277,488	$239,279

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Year-to-date September 2014 (unaudited)

($ in thousands)	Net Premiums Written	Percent Change	Net Premiums Earned	Percent Change	Loss Ratio	LAE Ratio	Underwriting Expense Ratio	Dividends to Policyholders Ratio	Combined Ratio 2014	Combined Ratio 2013	Underwriting Gain/(Loss)
Standard Personal Lines:

Homeowners	$104,038	3.9%	$100,831	5.9%	69.9%	7.9%	33.0%	0.0%	110.8%	98.4%	$(11,952)
Auto	114,895	(2.3)%	113,943	(1.3)%	59.8%	9.4%	31.3%	0.0%	100.5%	108.6%	(902)
Other (including flood)	5,634	(46.6)%	8,965	(15.9)%	56.1%	(2.7)%	(155.6)%	0.0%	(102.2)%	(33.6)%	12,950
Total	$224,567	(1.6)%	$223,739	1.1%	64.2%	8.2%	27.5%	0.0%	99.9%	97.6%	$96

Standard Commercial Lines:

Commerical property	$198,189	6.2%	$182,716	10.5%	63.0%	5.4%	35.6%	0.1%	104.1%	77.8%	$(12,995)
Workers compensation	206,921	(3.5)%	205,137	3.9%	64.8%	15.7%	27.3%	1.8%	109.6%	118.4%	(20,126)
General liability	355,411	5.9%	331,303	11.0%	31.8%	17.0%	33.0%	0.0%	81.8%	95.7%	52,233
Auto	267,134	3.6%	249,224	8.3%	55.0%	7.8%	30.9%	0.0%	93.7%	96.8%	10,111
Business owners policies	66,004	8.9%	63,797	12.3%	65.1%	10.4%	36.9%	0.0%	112.4%	85.4%	(8,700)
Bonds	15,541	(0.1)%	14,281	0.3%	16.3%	6.2%	60.2%	0.0%	82.7%	79.2%	1,712
Other	10,448	7.7%	9,633	6.6%	(0.3)%	0.3%	49.7%	0.0%	49.7%	46.7%	4,441
Total	$1,119,648	3.7%	$1,056,091	8.7%	50.6%	11.9%	32.6%	0.4%	95.5%	96.2%	$26,676

Total Standard Operations	$1,344,215	2.7%	$1,279,830	7.3%	53.0%	11.2%	31.8%	0.3%	96.3%	96.6%	$26,773

E&S	$107,479	11.2%	$102,929	11.9%	50.0%	14.9%	35.4%	0.0%	100.3%	101.9%	$(1,898)

Total Insurance Operations	$1,451,694	3.3%	$1,382,759	7.6%	52.7%	11.5%	32.1%	0.3%	96.6%	96.9%	$24,875

Note: Some amounts may not foot due to rounding.

		2014	2013
	Losses Paid	$662,435	$588,648
	LAE Paid	139,178	133,548
	Total Paid	$801,613	$722,196

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter Ended				Nine Months Ended
Net Catastrophe Losses Incurred	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$1,605	2.2%	$8,735	11.7%	$22,618	10.1%	$17,138	7.7%

Standard Commercial Lines	$3,259	0.9%	$2,196	0.7%	$41,946	4.0%	$12,129	1.2%

Total Standard Operations	$4,864	1.1%	$10,932	2.7%	$64,564	5.0%	$29,267	2.5%

E&S	$511	1.4%	$983	3.1%	$2,386	2.3%	$3,843	4.2%

Total Insurance Operations	$5,375	1.2%	$11,914	2.7%	$66,949	4.8%	$33,110	2.6%

Prior Year Casualty Reserve Development	Quarter Ended				Nine Months Ended
(Favorable) / Unfavorable	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$(2,000)	(2.7)%	$(2,000)	(2.7)%	$(6,000)	(2.7)%	$(3,500)	(1.6)%

Standard Commercial Lines	$(10,000)	(2.8)%	$(1,500)	(0.5)%	$(37,500)	(3.6)%	$(6,000)	(0.6)%

Total Standard Operations	$(12,000)	(2.8)%	$(3,500)	(0.9)%	$(43,500)	(3.4)%	$(9,500)	(0.8)%

E&S	$4,000	11.1%	$-	0.0%	$4,000	3.9%	$2,500	2.7%

Total Insurance Operations	$(8,000)	(1.7)%	$(3,500)	(0.8)%	$(39,500)	(2.9)%	$(7,000)	(0.5)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets

	(unaudited) September 30,	December 31,
($ in thousands, except share amounts)	2014	2013
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $354,190 – 2014; $416,981 – 2013)	$336,082	392,879
Fixed income securities, available-for-sale – at fair value (amortized cost: $3,884,252 – 2014; $3,675,977 – 2013)	3,967,638	3,715,536
Equity securities, available-for-sale – at fair value (cost: $180,419 – 2014; $155,350 – 2013)	211,266	192,771
Short-term investments (at cost which approximates fair value)	181,593	174,251
Other investments	106,548	107,875
Total investments	4,803,127	4,583,312
Cash	2,501	193
Interest and dividends due or accrued	37,563	37,382
Premiums receivable, net of allowance for uncollectible accounts of: $3,860 – 2014; $4,442 – 2013	591,686	524,870
Reinsurance recoverable, net	559,946	550,897
Prepaid reinsurance premiums	158,889	143,000
Current federal income tax	—	512
Deferred federal income tax	92,780	122,613
Property and equipment – at cost, net of accumulated depreciation and amortization of: $188,175 – 2014; $179,192 – 2013	55,532	50,834
Deferred policy acquisition costs	189,681	172,981
Goodwill	7,849	7,849
Other assets	77,865	75,727
Total assets	$6,577,419	6,270,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,445,706	3,349,770
Unearned premiums	1,143,979	1,059,155
Notes payable	392,294	392,414
Current federal income tax	16,322	—
Accrued salaries and benefits	97,469	111,427
Other liabilities	214,724	203,476
Total liabilities	$5,310,494	5,116,242

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 99,753,415 – 2014; 99,120,235 – 2013	199,507	198,240
Additional paid-in capital	300,425	288,182
Retained earnings	1,280,148	1,202,015
Accumulated other comprehensive income	49,125	24,851
Treasury stock – at cost (shares: 43,329,195– 2014; 43,198,622 – 2013)	(562,280)	(559,360)
Total stockholders’ equity	1,266,925	1,153,928
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,577,419	6,270,170

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income

	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands, except per share amounts)	2014	2013	2014	2013
Revenues:
Net premiums earned	$462,639	437,568	1,382,759	1,284,760
Net investment income earned	34,292	32,457	106,600	99,330
Net realized gains:
Net realized investment gains	15,231	14,111	28,370	25,124
Other-than-temporary impairments	—	(680)	(1,382)	(3,107)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	—	—	(77)
Total net realized gains	15,231	13,431	26,988	21,940
Other income	3,196	3,357	14,931	9,677
Total revenues	515,358	486,813	1,531,278	1,415,707

Expenses:
Loss and loss expenses incurred	270,932	283,317	889,273	832,760
Policy acquisition costs	158,101	145,314	462,540	428,570
Interest expense	5,558	5,570	16,544	16,971
Other expenses	5,441	8,127	22,990	27,852
Total expenses	440,032	442,328	1,391,347	1,306,153

Income from continuing operations, before federal income tax	75,326	44,485	139,931	109,554

Federal income tax expense:
Current	7,373	6,367	22,692	20,041
Deferred	14,791	5,465	16,762	7,433
Total federal income tax expense	22,164	11,832	39,454	27,474

Net income from continuing operations	53,162	32,653	100,477	82,080

Loss on disposal of discontinued operations, net of tax of $(538) - 2013	—	—	—	(997)

Net income	$53,162	32,653	100,477	81,083

Earnings per share:
Basic net income from continuing operations	$0.94	0.59	1.79	1.48
Basic net loss from discontinued operations	—	—	—	(0.02)
Basic net income	$0.94	0.59	1.79	1.46

Diluted net income from continuing operations	$0.93	0.57	1.75	1.45
Diluted net loss from discontinued operations	—	—	—	(0.02)
Diluted net income	$0.93	0.57	1.75	1.43

Dividends to stockholders	$0.13	0.13	0.39	0.39

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income

	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands)	2014	2013	2014	2013
Net income	$53,162	32,653	100,477	81,083

Other comprehensive income (loss), net of tax:
Unrealized (losses) gains on investment securities:
Unrealized holding (losses) gains arising during period	(8,988)	6,383	41,767	(50,576)
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	—	—	50
Amount reclassified into net income:
Held-to-maturity securities	(243)	(307)	(683)	(1,172)
Non-credit other-than-temporary impairments	780	1	1,085	9
Realized gains on available for sale securities	(10,683)	(8,785)	(18,637)	(16,107)
Total unrealized (losses) gains on investment securities	(19,134)	(2,708)	23,532	(67,796)

Defined benefit pension and post-retirement plans:
Net actuarial gain	—	—	—	28,600
Amounts reclassified into net income:
Net actuarial loss	247	513	742	2,222
Prior service cost	—	—	—	6
Curtailment expense	—	—	—	11
Total defined benefit pension and post-retirement plans	247	513	742	30,839
Other comprehensive (loss) income	(18,887)	(2,195)	24,274	(36,957)
Comprehensive income	$34,275	30,458	124,751	44,126

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders' Equity

	Nine Months ended September 30,
($ in thousands)	2014	2013
Common stock:
Beginning of year	$198,240	196,388
Dividend reinvestment plan (shares: 44,322 – 2014; 49,964 – 2013)	89	100
Stock purchase and compensation plans (shares: 588,858 – 2014; 712,994 – 2013)	1,178	1,426
End of period	199,507	197,914

Additional paid-in capital:
Beginning of year	288,182	270,654
Dividend reinvestment plan	957	1,052
Stock purchase and compensation plans	11,286	12,361
End of period	300,425	284,067

Retained earnings:
Beginning of year	1,202,015	1,125,154
Net income	100,477	81,083
Dividends to stockholders ($0.39 per share – 2014 and 2013)	(22,344)	(22,153)
End of period	1,280,148	1,184,084

Accumulated other comprehensive income:
Beginning of year	24,851	54,040
Other comprehensive income (loss)	24,274	(36,957)
End of period	49,125	17,083

Treasury stock:
Beginning of year	(559,360)	(555,644)
Acquisition of treasury stock (shares: 130,573 – 2014; 151,555 – 2013)	(2,920)	(3,295)
End of period	(562,280)	(558,939)
Total stockholders’ equity	$1,266,925	1,124,209

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Cash Flow

	Nine Months ended September 30,
($ in thousands)	2014	2013
Operating Activities:
Net Income	$100,477	81,083

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,059	32,861
Sale of renewal rights	(8,000)	—
Loss on disposal of discontinued operations	—	997
Stock-based compensation expense	7,421	7,428
Undistributed (gains) losses of equity method investments	(131)	248
Net realized gains	(26,988)	(21,940)
Retirement income plan curtailment expense	—	16

Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	86,887	112,876
Increase in unearned premiums, net of prepaid reinsurance	68,935	120,288
Decrease in net federal income taxes	33,596	8,990
Increase in premiums receivable	(66,816)	(84,826)
Increase in deferred policy acquisition costs	(16,700)	(21,688)
Increase in interest and dividends due or accrued	(82)	(45)
(Decrease) increase in accrued salaries and benefits	(13,958)	8,286
(Decrease) increase in accrued insurance expenses	(12,545)	6,895
Other-net	(25,036)	(13,480)
Net adjustments	57,642	156,906
Net cash provided by operating activities	158,119	237,989

Investing Activities:
Purchase of fixed income securities, available-for-sale	(560,493)	(838,634)
Purchase of equity securities, available-for-sale	(185,529)	(112,742)
Purchase of other investments	(8,498)	(7,864)
Purchase of short-term investments	(1,082,192)	(1,619,948)
Sale of subsidiary	—	1,225
Sale of fixed income securities, available-for-sale	35,499	6,851
Sale of short-term investments	1,074,850	1,662,340
Redemption and maturities of fixed income securities, held-to-maturity	56,375	87,952
Redemption and maturities of fixed income securities, available-for-sale	336,939	413,722
Sale of equity securities, available-for-sale	186,001	109,399
Distributions from other investments	13,514	10,546
Purchase of property and equipment	(9,178)	(10,493)
Sale of renewal rights	8,000	—
Net cash used in investing activities	(134,712)	(297,646)

Financing Activities:
Dividends to stockholders	(20,899)	(20,532)
Acquisition of treasury stock	(2,920)	(3,295)
Net proceeds from stock purchase and compensation plans	3,554	4,305
Proceeds from issuance of notes payable, net of debt issuance costs	—	178,435
Repayment of notes payable	—	(100,000)
Excess tax benefits from share-based payment arrangements	1,024	1,479
Repayment of capital lease obligations	(1,858)	(768)
Net cash (used in) provided by financing activities	(21,099)	59,624
Net increase (decrease) in cash	2,308	(33)
Cash, beginning of year	193	210
Cash, end of period	$2,501	177

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

($ in thousands)	September 30, 2014	September 30, 2013	December 31, 2013

ASSETS
Bonds	$4,166,759	3,936,304	4,010,464
Common stocks	211,265	180,506	192,771
Affiliated mortgage loan	36,155	36,905	36,721
Other investments	172,505	174,064	173,856
Short-term investments	139,193	149,227	158,827
Total investments	4,725,877	4,477,006	4,572,639

Cash on hand and in banks	232	(32,507)	(31,186)
Interest and dividends due and accrued	37,460	35,915	37,267
Premiums receivable	588,789	567,753	522,907
Reinsurance recoverable on paid losses and expenses	10,558	9,036	10,059
Deferred tax recoverable	153,305	161,229	154,320
EDP equipment	567	890	913
Equities and deposits in pools and associations	9,966	9,623	9,555
Receivable for sold securities	723	441	7
Other assets	27,008	31,821	30,671
Total assets	$5,554,485	5,261,207	5,307,152

LIABILITIES
Reserve for losses	$2,408,287	2,316,960	2,341,476
Reinsurance payable on paid loss and loss expense	2,680	2,067	2,557
Reserve for loss expenses	475,933	447,838	455,983
Unearned premiums	985,089	962,357	916,155
Reserve for commissions payable	60,739	55,601	63,482
Ceded balances payable	30,036	33,087	33,721
Federal income tax payable	26,750	26,976	27,749
Premium and other taxes payable	18,068	28,201	27,870
Borrowed money	58,042	58,042	58,044
Reserve for dividends to policyholders	2,606	2,242	2,070
Reserves for unauthorized reinsurance	2,735	7,498	2,735
Payable for securities	44,712	9,429	-
Funds withheld on account of others	7,933	7,261	6,623
Accrued salaries and benefits	61,074	57,388	65,053
Other liabilities	46,704	51,463	47,203
Total liabilities	4,231,388	4,066,410	4,050,721

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	787,503	659,203	720,837
Total policyholders' surplus	1,323,097	1,194,797	1,256,431
Total liabilities and policyholders' surplus	$5,554,485	5,261,207	5,307,152

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Quarter Ended September				Nine Months Ended September
($ in thousands)	2014		2013		2014		2013
UNDERWRITING
Net premiums written	$495,121		492,748		1,451,694		1,405,049

Net premiums earned	462,639		437,568		1,382,759		1,284,760

Net losses paid	227,149		194,340		662,435		588,648
Change in reserve for losses	(12,187)		34,582		66,811		90,103
Net losses incurred	214,962	46.5%	228,922	52.3%	729,246	52.7%	678,751	52.8%

Net loss expenses paid	50,339		44,939		139,178		133,548
Change in reserve for loss expenses	4,730		9,105		19,949		20,278
Net loss expenses incurred	55,069	11.9%	54,044	12.4%	159,127	11.5%	153,826	12.0%

Net underwriting expenses incurred	165,184	33.4%	157,251	31.9%	478,387	33.0%	455,731	32.4%

Total deductions	435,215		440,217		1,366,760		1,288,308
Statutory underwriting gain / (loss)	27,424		(2,649)		15,999		(3,548)

Net loss from premium balances charged off	(999)		(671)		(2,768)		(2,021)
Finance charges and other income	3,419		3,566		15,587		10,244
Total other income	2,420	-0.5%	2,895	-0.6%	12,819	-0.9%	8,223	-0.6%
Policyholders' dividends incurred	(1,156)	0.2%	(1,326)	0.3%	(3,943)	0.3%	(3,393)	0.3%
Total underwriting gain / (loss)	28,688	91.5%	(1,080)	96.3%	24,875	96.6%	1,282	96.9%

INVESTMENT
Net investment income earned	33,778		32,278		105,925		99,620
Net realized gain	15,231		13,431		26,983		19,793
Total income before income tax	77,697		44,629		157,783		120,695

Federal income tax expense	19,099		10,250		32,052		42,937

Net income	$58,598		34,379		125,731		77,758

Policyholders' Surplus
Surplus, beginning of period	$1,292,961		1,170,612		1,256,431		1,050,107

Net income	58,598		34,379		125,731		77,758
Change in deferred taxes	(3,477)		(1,865)		(10,162)		6,204
Change in net unrealized capital gains / (losses)	(9,553)		(4,877)		(4,414)		3,675
Dividends to stockholders	(14,379)		(6,662)		(43,133)		(25,444)
Paid in surplus	-		-		-		57,125
Change in non-admitted assets	(1,336)		2,271		(2,203)		15,700
Change in Overfunded Contra Asset	(1,547)		(1,184)		(4,640)		(11,091)
Qual Pen Trans Liab	1,815		1,847		5,446		(32,032)
Excess Plan Trans Liab	8		16		23		(562)
PRL Plan Trans Liab	7		10		18		(1,189)
Change in minimum pension liability	-		-		-		54,755
Surplus adjustments	-		250		-		(209)

Net change in surplus for period	30,136		24,185		66,666		144,690

Surplus, end of period	$1,323,097		1,194,797		1,323,097		1,194,797

Statutory underwriting gain / (loss)	$28,688		(1,080)		24,875		1,282

Adjustments under GAAP:
Deferred policy acquisition costs	7,595		12,132		16,700		21,687
Pension costs	(98)		(101)		(293)		5,723
Other, net	(1,748)		(800)		(1,776)		(1,897)
GAAP underwriting gain	$34,437		10,151		39,506		26,795

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of September 30, 2014
(unaudited)

Fund	Inception Year	Original Commitment	Remaining Commitment	Current Market Value	YTD Income	DPI(1) Ratio	TVPI(2) Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,142,141	8,559,952	1,456,890	0.67	1.08
Silverpeak RE III	2008	15,000,000	7,919,066	2,652,115	42,619	0.07	0.44
Total - Real Estate		35,000,000	10,061,207	11,212,067	1,499,509	0.51	0.91

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	-	0.98	1.02
GS Mezz V	2007	25,000,000	10,223,976	6,348,783	644,313	0.96	1.30
New Canaan V	2012	7,000,000	1,473,310	3,592,037	371,054	0.44	1.09
Centerfield Capital	2012	3,000,000	2,077,118	753,031	30,459	0.15	0.97
Total - Mezz. Financing		44,000,000	13,774,405	11,273,429	1,045,826	0.87	1.17

Distressed Debt
Varde VIII	2006	10,000,000	-	2,651,398	453,318	1.08	1.34
Distressed Managers III	2007	15,000,000	2,980,677	6,553,113	482,282	0.73	1.21
Total - Distressed Debt		25,000,000	2,980,677	9,204,511	935,600	0.88	1.27

Private Equity
Prospector	1997	5,000,000	-	413,381	2,973	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,455,947	2,685,586	451,688	1.63	1.91
NB Co-Invest	2006	15,000,000	1,476,418	7,231,016	1,046,329	0.93	1.43
Trilantic Capital Partners IV	2007	11,098,351	1,343,210	9,326,111	1,593,501	0.98	1.83
Trilantic Capital Partners V	2012	7,000,000	4,905,098	1,913,275	55,304	-	0.92
Total - Private Equity		48,098,351	9,180,673	21,569,369	3,149,794	1.27	1.79

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,568,070	189,047	1.02	1.34
Vintage IV	2007	20,000,000	4,120,521	12,285,725	647,761	0.72	1.35
NB SOF II	2008	12,000,000	1,957,874	7,210,638	947,791	0.91	1.49
Total - Pvt. Eq. Sec. Mkt.		44,000,000	6,977,889	23,064,433	1,784,600	0.85	1.39

Energy/Power Generation
ArcLight I	2002	15,000,000	-	14,357	(22,177)	1.81	1.81
ArcLight II	2003	15,000,000	2,295,492	549,845	(458,712)	1.38	1.41
ArcLight III	2006	15,000,000	2,037,794	5,069,447	794,945	1.09	1.41
Quintana Energy	2006	10,000,000	362,821	8,639,595	1,372,057	0.55	1.44
ArcLight IV	2007	10,000,000	2,287,578	2,385,608	1,689,951	1.20	1.43
Total - Energy/Power Generation		65,000,000	6,983,685	16,658,852	3,376,064	1.28	1.51

Venture Capital
Venture V	2001	9,600,000	350,000	7,114,700	884,943	0.63	1.39
Total - Venture Capital		9,600,000	350,000	7,114,700	884,943	0.63	1.39

TOTAL - ALTERNATIVE INVESTMENTS		$270,698,351	50,308,535	100,097,361	12,676,336	1.00	1.39
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Income Securities
September 30, 2014
(unaudited)

($ in millions)	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Income Portfolio:
U.S. government obligations	$151.7	7.9	AA+
Foreign government obligations	27.9	0.8	AA-
State and municipal obligations	1,229.2	32.8	AA
Corporate securities	1,763.1	38.0	A-
Asset-backed securities (“ABS”)	147.0	0.4	AAA
Mortgage-backed securities (“MBS”)	648.7	3.5	AA+
Total AFS fixed income portfolio	$3,967.6	83.4	AA-
State and Municipal Obligations:
General obligations	$564.5	14.6	AA+
Special revenue obligations	664.7	18.2	AA
Total state and municipal obligations	$1,229.2	32.8	AA
Corporate Securities:
Financial	$541.7	11.5	A
Industrials	141.1	4.3	A-
Utilities	150.2	2.4	BBB+
Consumer discretionary	204.1	5.4	A-
Consumer staples	176.9	3.6	A-
Healthcare	169.5	4.3	A
Materials	109.8	2.4	BBB+
Energy	105.9	1.5	A-
Information technology	111.9	1.2	A+
Telecommunications services	49.2	1.1	BBB+
Other	2.8	0.3	AA
Total corporate securities	$1,763.1	38.0	A-
ABS:
ABS	$146.6	0.3	AAA
Sub-prime ABS1	0.4	0.1	D
Total ABS	$147.0	0.4	AAA
MBS:
Government guaranteed agency commercial MBS (“CMBS”)	$17.6	0.3	AA+
Other agency CMBS	10.6	(0.2)	AA+
Non-agency CMBS	137.3	0.4	AA+
Government guaranteed agency residential MBS (“RMBS”)	35.9	1.0	AA+
Other agency RMBS	406.3	1.3	AA+
Non-agency RMBS	37.1	0.6	A-
Alternative-A (“Alt-A”) RMBS	3.9	0.1	A
Total MBS	$648.7	3.5	AA+

1Subprime ABS consists of one security whose issuer is currently expected by rating agencies to default on its obligations.  We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Fixed Income Securities
September 30, 2014
(unaudited)

($ in millions)	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Weighted Average Credit Quality
HTM Fixed Income Portfolio:
Foreign government obligations	$5.4	5.4	—	0.1	0.1	AA+
State and municipal obligations	317.6	303.6	14.0	2.4	16.4	AA
Corporate securities	22.8	20.0	2.8	(0.3)	2.5	A+
ABS	3.1	2.6	0.5	(0.5)	—	AAA
MBS	5.3	4.5	0.8	(0.5)	0.3	AAA
Total HTM fixed income portfolio	$354.2	336.1	18.1	1.2	19.3	AA

State and Municipal Obligations:
General obligations	$107.0	103.0	4.0	1.2	5.2	AA
Special revenue obligations	210.6	200.6	10.0	1.2	11.2	AA
Total state and municipal obligations	$317.6	303.6	14.0	2.4	16.4	AA

Corporate Securities:
Financial	$2.3	1.9	0.4	(0.1)	0.3	A-
Industrials	6.7	5.7	1.0	(0.1)	0.9	A+
Utilities	13.5	12.1	1.4	(0.1)	1.3	A+
Consumer staples	0.3	0.3	—	—	—	AA
Total corporate securities	$22.8	20.0	2.8	(0.3)	2.5	A+

ABS:
ABS	$0.7	0.7	—	—	—	AA
Alt-A ABS	2.4	1.9	0.5	(0.5)	—	AAA
Total ABS	$3.1	2.6	0.5	(0.5)	—	AAA

MBS:
Non-agency CMBS	$5.3	4.5	0.8	(0.5)	0.3	AAA
Total MBS	$5.3	4.5	0.8	(0.5)	0.3	AAA